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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K for the period ended December 31, 2002 of Rouge Industries, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary P. Latendresse, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       /s/ Gary P. Latendresse
                                                       -------------------------
                                                       Gary P. Latendresse
                                                       Vice Chairman and
                                                       Chief Financial Officer
                                                       February 14, 2003